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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 12, 2003

               Date of Earliest Event Reported: November 12, 2003

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                          1-12091                                22-3436215
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer Identification Number)
 incorporation or organization)

                                       20 Wight Avenue, Suite 100
                                       Hunt Valley, Maryland 21030
                                  (Address of principal executive offices)


Registrant's telephone number, including area code: (410) 229-4400


Item 7.  Financial Statements and Exhibits.

         Exhibit      Description
         -------      -----------
         99.1         Press Release issued November 12, 2003


Item 9.  Regulation FD Disclosure.

         On November 12, 2003, Millennium Chemicals issued the press release furnished as Exhibit 99.1. The foregoing press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

       The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Exhibit 99.1 contains certain "non-GAAP financial measures." The reasons for using non-GAAP financial measures are explained on pages 3 and 4 of our Annual Report on Form 10-K for the year ended December 31, 2002.

Item 12. This press release is being furnished pursuant to Item 9 and Item 12.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  November 12, 2003               MILLENNIUM CHEMICALS INC.
                                        By:/C. William Carmean/
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary

                                  EXHIBIT INDEX



Exhibit              Description
-------              -----------

99.1     Press release issued November 12, 2003






                       STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by..............[u]